UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: May 15, 2007
(Date of earliest event reported)
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive
Houston, Texas		77075-1180
(Address of Principal Executive Offices)		(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
     On May 21, 2007, the Audit Committee and management of Powell Industries, Inc. (the “Company”), based on their final review of accounting errors as described in the Company’s previously filed Form 8-K filed on April 16, 2007, concluded that the Company’s consolidated financial statements for the quarter ended July 31, 2005, the year ended October 31, 2005, the quarters ended January 31, April 30 and July 31, 2006, the eleven-month transition period ended September 30, 2006 and the quarter ended December 31, 2006 may no longer be relied upon as the result of an ongoing review as more fully described in Item 4.02 below. On May 21, 2007, the Company announced that it would hold a conference call on May 30, 2007 to discuss its second quarter results. A copy of the press release is attached hereto as Exhibit 99.1.
     The information in this Item 2.02 of this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, the information in this Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 15, 2007, the Company received a written Staff Determination from the Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq’s Marketplace Rule 4310(c)(14) because it did not timely file its quarterly report on Form 10-Q for the quarter ended March 31, 2007 and, therefore, that its common stock is subject to delisting from The Nasdaq Global Market. On May 10, 2007, the Company filed a Form 12b-25 with the Securities and Exchange Commission relating to the late filing of the Form 10-Q. The Company issued a press release on May 21, 2007 disclosing its receipt of this notice from Nasdaq. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the panel will grant the Company’s request for continued listing. Pending a decision by the panel, the Company’s common stock will continue to be listed on Nasdaq. The Company intends to file its quarterly report for the quarter ended March 31, 2007 by May 25, 2007 which the Company believes would bring it into compliance with Nasdaq Marketplace rules.
Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     As previously disclosed, on April 13, 2007, the Audit Committee of the Company’s Board of Directors and the Company’s management concluded that the Company’s consolidated financial statements for the first quarter of fiscal 2007 ended December 31, 2006 and for the eleven-month transition period ended September 30, 2006 and one or more fiscal quarters in such transition period, including those for each of the fiscal quarters of 2006, should no longer be relied upon due to accounting errors found at one of its divisions. On May 21, 2007, the Audit Committee and management concluded that such accounting errors are also reflected in the Company’s consolidated financial statements for the third and fourth quarters of 2005, and that the consolidated financial statements for the fiscal year ended October 31, 2005 and for the third quarter of 2005 ended July 31, 2005 should no longer be relied upon due to such accounting errors.

     As previously disclosed, the accounting errors occurred at one of the Company’s domestic divisions and were discovered in the course of a review of the financial results of such division. Specifically, the Company did not have effective review and reconciliation procedures to prevent or detect erroneous manual entries recorded in the received goods payable and work-in-process inventory accounts. This control deficiency will result in the restatement of the Company’s fiscal 2006 and 2005 annual consolidated financial statements, the interim consolidated financial statements for each of the quarters within the fiscal year 2006, and the last two quarters of fiscal year 2005, and the interim consolidated financial statements for the quarter ended December 31, 2006.
     Based on current information, the effect of the issues identified at this domestic division would cause an increase in cost of sales resulting in a reduction to net income and earnings per share in the following amounts per fiscal year and in the aggregate:

	2005	2006	2007	Total
Reduction to net income	$0.4 million	$1.4 million	$0.9 million	$2.7 million
Reduction to earnings per diluted share	$0.04	$0.13	$0.08	$0.25
     In addition, Inventory and Accounts Payable balances reflected in the previously reported balance sheets for each of the quarters from July 31, 2005 through December 31, 2006, inclusive, contained in such financial statements will also be restated.
     Management has determined that there was a material weakness in the Company’s internal controls over financial reporting at September 30, 2006, which will be discussed in more detail in the Company’s amended filings to be filed in connection with the restatement of the affected financial statements.
     The Company announced today that it has completed its review of the accounting errors described above. The Company plans to restate its financial statements and its assessment of internal controls over financial reporting as appropriate. The Company intends to file its Form 10-K/A for the transition period ended September 30, 2006, its Form 10-Q/A for the quarter ended December 31, 2006 and its Form 10-Q for the quarter ended March 31, 2007 by May 25, 2007.
     The management of the Company and the Audit Committee of the Board of Directors of the Company have discussed the matters contained herein with the Company’s registered independent public accounting firm.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release dated May 21, 2007.
99.2	Press Release dated May 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.
Date: May 21, 2007	By:	/s/ DON R. MADISON
Don R. Madison
Executive Vice President Chief Financial and Administrative Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 21, 2007.
99.2	Press Release dated May 21, 2007.